UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2017

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735	20-8753132
(Commission File Number)	(IRS Employer Identification No.)

27 Drydock Avenue, 2nd Floor
Boston, MA 02210
(Address of principal executive offices and zip code)

(617) 531-6500
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Entry into a Material Definitive Agreement.

On June 16, 2017, MetaStat, Inc. ( “MetaStat”) received payment of $243,371 from Celgene Corporation (“Celgene”) for satisfactory completion of the second milestone pursuant to the pilot materials transfer agreement, as amended on September 29, 2016 (the “Research Agreement”) between the parties. MetaStat has received $730,112 in aggregate from Celgene pursuant to the Research Agreement.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METASTAT, INC.

	By:	/s/ Douglas A. Hamilton
Name: Douglas A. Hamilton
Title: President and CEO

Dated: June 19, 2017